                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2006
                                                           -------------

                              LIBERTY BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         Missouri                           0-51992           20-4447023
         --------                          ---------          ----------
(State or other Jurisdiction of           (Commission        (IRS Employer
incorporation or organization)            File Number)      Identification No.)

                   16 West Franklin Street, Liberty, Missouri
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (816) 781-4822
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On June 28, 2006, Liberty Savings Bank, F.S.B. (the "Bank"), which will become the wholly-owned subsidiary of Liberty Bancorp, Inc. following the conversion, issued a press release announcing the completion of its subscription offering and the commencement of its community offering in connection with its "second-step conversion" from mutual holding company to a stock holding company. The press release is filed as Exhibit 99.1 to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

       (a)      Financial Statements of Businesses Acquired: Not applicable

       (b)      Pro Forma Financial Information: Not applicable

       (c)      Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated June 28, 2006

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 28, 2006                   By:/s/ Brent M. Giles
                                           -------------------------------------
                                           Brent M. Giles
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER